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                                                                    Exhibit 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        OF QUARTERLY REPORT ON FORM 10-Q
                                       OF
                                BELMONT BANCORP.
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2002

The undersigned is the Principal Financial and Accounting Officer of Belmont Bancorp. (the "Issuer"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended September 30, 2002.

I certify that the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This Certification is executed as of November 13, 2002.

                                             /s/ Jane Marsh
                                             -----------------------------------
                                             (Principal Financial and Accounting
                                             Officer), and Secretary